UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 20, 2002

MTS, INCORPORATED
(Exact name of registrant as specified in its charter)

CALIFORNIA	333-54035	94-1500342

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer

incorporation or organization)		Identification No.)

2500 DEL MONTE STREET WEST SACRAMENTO, CALIFORNIA (Address of principal executive offices)	95691 (Zip Code)

Registrant’s telephone number, including area code: (916) 373-2502

ITEM 5. OTHER EVENTS

On September 15, 2002, MTS, Incorporated (the “Company”) completed the Fifth Amendment dated as of September 12, 2002, to the Amended and Restated Credit Agreement dated as of April 27, 2001, as amended, among the Company, Tower Records Kabushiki Kaisha (“TRKK”), the lenders party thereto and JPMorgan Chase Bank as administrative agent (the “Fifth Amendment”). Pursuant to the Fifth Amendment, the maturity of the Company’s credit facility is extended to September 30, 2002.

The Fifth Amendment is attached hereto as EXHIBIT 10.15 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  EXHIBITS

Exhibit No.	Description

10.15	Fifth Amendment, dated as of September 12, 2002, to the Amended and Restated Credit Agreement, dated as of April 27, 2001, as amended, among the registrant, TRKK, the Lenders party thereto and JPMorgan Chase Bank as Administrative Agent.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTS, Incorporated

September 20, 2002	By:	/s/ DeVaughn D. Searson

DeVaughn D. Searson Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit No.	Description

10.15	Fifth Amendment, dated as of September 12, 2002, to the Amended and Restated Credit Agreement, dated as of April 27, 2001, as amended, among the registrant, TRKK, the Lenders party thereto and JPMorgan Chase Bank as Administrative Agent.